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                                                                    EXHIBIT 10.3


                            VINEYARD NATIONAL BANCORP
                        1997 INCENTIVE STOCK OPTION PLAN

      I.    Purpose

      The purpose of this Plan is to strengthen Vineyard National Bancorp ("Corporation"), by providing incentive stock options as a means of retaining, attracting and motivating competent full-time officers, key employees and directors of Vineyard National Bank ("Bank") and/or "Corporation" and by providing to the participating officers, key employees, and directors an added incentive for high levels of performance and for unusual efforts to the increase the earnings of the Bank and the Corporation. The Plan seeks to accomplish these purposes and results by providing the means by which the officers, key employees and directors may purchase shares of the capital stock of the Corporation by way of stock options.

      II.   Administration

      This Plan shall be administered by the Stock Option Committee, referred to as the "Committee", consisting of members selected and serving at the pleasure of the Board of Directors of the Corporation. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of its members.

      Subject to the express provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan; to define the terms used by it, to prescribe, amend, and rescind rules and regulations relating to the administration of the Plan; to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee on the above matters shall be conclusive. Subject to the express provisions of the Plan, the Committee shall determine from the eligible class of Corporation and/or Bank employees the individuals who shall receive options, and the terms and provisions of the options, which need not be identical; provided, however, that all grants of options shall be by the Board.

      III. Participation By Eligible Directors, Officers and Employees of the Corporation or Bank

      Directors, Officers, and key employees and directors of the Corporation and/or Bank shall be eligible for selection to participate in the Plan. An individual who has been granted an option may, if otherwise eligible, be granted an additional option or options if the Board shall so determine. No options, however, will be granted to any individual who immediately before or after the grant of the option will own beneficially more than ten percent (10%) of the outstanding stock of the Corporation. However, the Board may determine that this limitation will not apply if the option price is at least 110% of the fair market value at the time the option is granted. Such option to a 10% or more owner by its terms is not exercisable after the expiration of five years from the date such option is granted.


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      IV.   Stock Subject to the Plan

      Subject to adjustments as provided in Section XII of this Plan, the stock to be offered under the Plan shall be shares of the Corporation's authorized but unissued common stock, referred to as "stock," and the aggregate amount of stock to be delivered upon the exercise of all options granted under the Plan shall not exceed 253,316 shares (consisting of 200,000 additional shares and 53,316 available under the 1987 Plan as of December 31, 1996), subject to adjustment as described in Section XII of this Plan. If all shares of common stock subject to option under the plan are optioned and the options are exercised, the shares so issued would constitute about 13.6% of the Bancorp's outstanding shares of common stock. Any option to be granted under this Plan shall be granted within ten (10) years from the effective date of this Plan.

      If any option granted under this Plan expires or terminates for any reason without having been fully exercised in full, the un-purchased shares subject to the option shall again be available for the purposes of this Plan.

      Subject to the general limitations contained in this Plan, the Board may make any adjustment in the exercise price, the number of shares subject to the option, or the term of an option by cancellation of an outstanding option and a subsequent grant of an option, amendment or substitution. Any subsequent grant may have an exercise price which is higher or lower than the prior option, provide for a greater or lesser number of shares subject to the option, or have a longer or shorter term than the prior option.

      The Board of Directors recommended additional shares of the Corporation's common stock in the amount of $200,000 to be added to the amount available for issuance upon exercise of the options. The shareholders at the Annual meeting on November 13, 1997 approved the additional shares. This recommendation and the anticipated shareholder approval are subject to obtaining the consent of appropriate regulatory agencies if required by law.

      V.    Intent to Meet the Requirements of the Internal Revenue Code

      Options to be granted under this Plan are intended to be incentive stock options as defined in Section 422 and other applicable sections of the Internal Revenue Code.

      VI.   Option Price

      The purchase price of stock covered by each option shall be determined by the Board of Directors of the Corporation but shall not be less at the time of grant than one hundred percent (100%) of the fair market value of the stock on the date of the granting of the option or 110% as indicated in Section III above for an individual owning more than ten percent (10%) of the outstanding stock of the Corporation. The Committee shall in good faith determine the fair market value at the time the option is granted. The purchase price of any shares purchased by the exercise of an option shall be paid in full in cash or by check at the time of purchase.

      VII.  Option Period


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      Each option and all rights or obligations under it shall expire on the expiration date the Committee or the Board shall determine, but no later than the tenth anniversary of the date on which the option is granted, and each option shall be subject to earlier termination as provided in this Plan. (See
Section III)

      VIII. Exercise of Options: Continuation of Employment

      Each employee or director to whom an option is granted must agree, at the request of the Corporation, to remain in the continuous employ of the Corporation and/or Bank following the date of the granting of the option for a period of not less than two (2) years in order to exercise the option. Nothing contained in the Plan (or in any option granted under the Plan) shall confer upon any employee or director any right to continue in the employment of the Corporation and/or Bank for any period of time or constitute any contract or agreement of employment for any period of time or interfere in any way with the right of the Corporation and/or Bank and/or their respective Shareholders to reduce or increase the person's compensation, or to change the person's job description or to terminate the person's employment or directorship. However nothing contained in this Plan or in any option agreement shall affect any contractual rights of an employee.

      As each option shall become exercisable, the total number of shares subject to it shall be purchasable in installments which need not be equal, as the Committee shall determine; provided, however, that if the holder of an option shall not in any given installment period purchase all of the shares which the holder is entitled to purchase in the installment period, then the holder's right to purchase shares not purchased in the installment period shall continue until the expiration or sooner termination of the holder's option. No option or installment shall be exercisable except in whole shares, and fractional share interests shall be disregarded except that they may be accumulated in accordance with the next sentence. Not less than one (1) share may be purchased at one time unless the number purchased at the time equals the total number available for purchase under the option.

      The option by its terms is not exercisable while there is outstanding any ISO which was granted to the employee at an earlier time. For this purpose, an option which has not been exercised in full is outstanding until the expiration of the period which under its initial terms it would have been exercised. Thus, the cancellation of an earlier option will not enable a subsequent option to be exercised any sooner.

      In addition, to be eligible to exercise the option and purchase stock, the option holder (including directors) must have been an employee of the Bank and/or Bancorp for the entire time from the date of the granting of the option until three (3) months before the date of exercise (expanded to twelve (12) months if employment ceased due to permanent and total disability). This requirement and the holding period requirement are waived in the case of death of the employee.


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      IX.   Non-transferability of Options

      An option granted under this Plan shall, by its terms, be nontransferable by the option holder other than by will or the laws of descent and distribution, and shall be exercisable during the holder's lifetime only by the option holder.

      X.    Disposition of Shares Obtained by Exercise of Options.

      The recipient of an option who then exercises the option and purchases stock must not dispose of the stock within two (2) years from the date of the granting of the option or within one year after the transfer of such share to him, and must hold the stock itself for at least one Year.

      XI.   Termination of Employment

      If the option holder ceases to be employed by the Corporation and/or Bank because of discharge for cause, the holder's options shall expire concurrently with the discharge for cause. However, the Board of Directors may, in its sole discretion, within thirty (30) days of termination, reinstate the option by giving written notice of the reinstatement to the optionee at his or her last known address. In the event of a reinstatement, the optionee may exercise his or her option only to the extent, for the time, and upon other terms and conditions as if he or she had ceased to be employed by the Bank and/or Bancorp upon the date of the termination for a reason other than cause. If the option holder ceases to be employed by the Corporation and/or Bank for any reason other than death or discharge for cause, the holder's options shall be subject to earlier termination as provided for under Section VI and expire one (1) month after termination of employment, or after a shorter period as may be provided in the option, and during the one month period after the holder ceases to be an employee, the option shall be exercisable only as to those shares with respect to which installments, if any, had accrued as of the date of the termination of employment.

      XII.  $100,000 Per Year Limitation

      To the extent that the aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year exceeds $100,000, such options shall be treated as options which are not incentive stock options.

      XIII. Death of Employee

      If any option holder dies while employed by the Corporation and/or Bank, the holder's options shall, subject to earlier termination under Section VI, expire one (1) year after the death of the option holder (or after a shorter period as may be provided in the option), and during the period after the date of death of the option holder the option may, to the extent that installments, if any, had accrued as of the date of the death of the option holder, be exercised by the person or persons to whom the option holder's rights under the option shall pass by will or by the applicable laws of the descent and distribution.


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      XIV.  Right of First Refusal to Purchase Stock

      If, at any time, a shareholder owns shares in the Corporation which were acquired by that shareholder under a corporate stock option plan, desires to sell or in any way transfer all or any portion of the shares in the Corporation, the shareholder shall first offer to sell the shares to the Board of Directors of the Corporation as a group. The Board of Directors shall then have a right of first refusal to buy the offered shares of the optionee at the shares' then current fair market value. The purchase price shall be payable in cash within one hundred twenty (120) days of the receipt of a notice to the Board from the shareholder stating the number of shares he or she intends to sell or transfer. If the Board fails to purchase all of the offered shares within the one hundred twenty (120) day period, the shareholder shall be free to sell the shares to any person on any terms he or she desires. This restriction shall be printed on each and every share purchased under this Plan by the shareholder.

      XV.   Adjustments Upon Changes in Capitalization

      If the outstanding shares of the stock of the Corporation are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Corporation through reorganization, merger, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment shall be made in the number and kind of shares subject to the options which may be granted under this Plan. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions of the stock options which are subject to this Plan which shall have been granted prior to any change, shall also be made. Any adjustment in an outstanding option shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share covered by the option.

      Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger, or consolidation of the Corporation with one or more other corporations where the Corporation is not the surviving corporation, or upon a sale of substantially all the property of the Corporation to another corporation or association, this Plan shall terminate, and any options granted under it shall terminate, unless provisions are made in connection with the transaction for the assumption of the options then granted, or the substitution for the then granted options with new options covering the stock of a successor corporation, or a parent or subsidiary of it, with appropriate adjustments as to number and kind of shares and prices.

      Adjustments under this section shall be made by the Board, whose determination as to what adjustments shall be made, and their extent shall be final, binding, and conclusive. No fractional shares of stock shall be issued under the Plan on account of any adjustment.

      XVI.  Amendment and Termination

      The Board may at any time suspend, amend, or terminate this Plan and may, with the consent of an option holder, make modifications of the terms and conditions of the holder's option as it shall deem advisable. No option may be granted during any suspension of the Plan


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
or after its termination. The amendment, suspension, or termination of the Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option granted under the Plan.

      With respect to the following amendments, the Board may only amend the Plan with the consent of a majority of the outstanding shareholders of the Corporation and with the consent of any appropriate government agency which by law must give its consent.

            A. To change the eligibility requirements to participate in the Plan;

            B.    To increase the stock allocated to the Plan;

            C.    To extend the duration of the Plan beyond November 12, 2007;

            D. To extend or decrease the exercise period of an option granted under the Plan which is ten (10) years;

            E.    To decrease the option price;

            F. To permit anyone other than a director and/or full time salaried employee of the Bank and/or Bancorp to be granted options.

      XVII. Time of Granting of Options

      The granting of an option under the Plan shall take place at the time of the Committee's action; provided, however, that if the appropriate resolutions of the Committee indicate that an option is to be granted at some future date, the date of grant shall be the future date.

      XVIII. Privileges of Stock Ownership

      The holder of an option shall not be entitled to any of the privileges of stock ownership as to any shares of stock which are not actually issued and delivered to him or her. No shares, however, shall be issued upon the exercise of any option unless and until full compliance with all applicable requirements of any regulatory agency having jurisdiction of the option and issuance of stock.

      XIX.   Effective Date of the Plan

      This Plan shall be approved by the vote or written consent of the holders of a majority of the Corporation's outstanding stock entitled to vote and shall commence at the effective date of the plan as adopted by a majority of the holders of record of the corporation's outstanding stock.


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
      XX.   Termination

      Unless previously terminated by the Board of Directors, this Plan shall terminate on a date not more than ten (10) years from the date the plan was approved by the shareholders on November 13, 1997. No options shall be granted under it after that time; but the Plan's termination shall not affect any options previously granted.


                                      /s/ Soule Sensenbach
                                      -----------------------------------------
                                      Soule Sensenbach
                                      Secretary of Vineyard National Bancorp


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                            CERTIFICATE OF SECRETARY

      This is to certify:

      That I am the duly-elected qualified, acting Secretary of Vineyard National Bancorp, a California corporation, and that on November 13, 1997, at the hour of 4:00 p.m. the shareholders of the Corporation at their meeting held on such date and time duly adopted the Vineyard National Bank 1997 Stock Option Plan as recorded in the minutes of the meeting by this majority vote of the shareholders entitled to exercise the majority of the voting power of said Association.

      Attached hereto and incorporated herein by reference is a true and correct copy of the "Vineyard National Bancorp 1997 Stock Option Plan" which plan was adopted by the shareholders at the meeting.

      IN WITNESS WHEREOF, I have hereunder set my hand and affix the corporate seal this 14th day of November, 1997.




                                      /s/ Soule Sensenbach
                                      -----------------------------------------
(Seal)                                Soule Sensenbach
                                      Secretary of Vineyard National Bancorp


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                                     ANNEX 1

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

            AMENDED AND RESTATED 1997 INCENTIVE STOCK OPTION PLAN OF
                           VINEYARD NATIONAL BANCORP:
                             STOCK OPTION AGREEMENT


                           SECTION 1: GRANT OF OPTION

      1.1 OPTION. On the terms and conditions set forth in the notice of stock option grant to which this agreement (the "AGREEMENT") is attached (the "NOTICE OF STOCK OPTION GRANT") and this agreement, the Company grants to the individual named in the Notice of Stock Option Grant (the "OPTIONEE") the option to purchase at the exercise price specified in the Notice of Stock Option Grant (the "EXERCISE PRICE") the number of Shares set forth in the Notice of Stock Option Grant. This option is intended to be either an ISO or a Non-Qualified Stock Option, as provided in the Notice of Stock Option Grant.

      1.2 STOCK PLAN AND DEFINED TERMS. This option is granted pursuant to and subject to the terms of the Amended and Restated 1997 Incentive Stock Option Plan of Vineyard National Bancorp, as in effect on the date specified in the Notice of Stock Option Grant (which date shall be the later of (i) the date on which the Board resolved to grant this option or (ii) the first day of the Optionee's Service) and as amended from time to time (the "PLAN"), a copy of which is attached hereto and which the Optionee acknowledges having received. Capitalized terms not otherwise defined in this Agreement have the definitions ascribed to them in the Plan.

                          SECTION 2: RIGHT TO EXERCISE

      2.1 EXERCISABILITY. Subject to Sections 2.2 and 2.3 below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7. In addition, in the event (i) there is a Change in Control before the Optionee's Service terminates and (ii) the option is cancelled without substitution of a successor option or payment of any consideration, Optionee shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to the Change in control or ten days after the Administrator provides the Optionee with a notice of cancellation, to exercise this option in whole or in part without regard to any installment exercise provisions in this Agreement.


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      2.2 $100,000 LIMITATION. The aggregate fair market value (determined at the time the option is granted) of the Shares with respect to which ISOs are exercisable for the first time during any calendar year (under all ISO plans of the Company, Parent and Subsidiaries) shall not exceed $100,000. If this option is designated as an ISO in the Notice of Stock Option Grant, then to the extent (and only to the extent) the Optionee's right to exercise this option causes this option (in whole or in part) to not be treated as an ISO by reason of the $100,000 annual limitation under Section 422(d) of the Code, such options shall be treated as Non-Qualified Stock Options, but shall be exercisable by their terms. The determination of options to be treated as Non-Qualified Stock Options shall be made by taking options into account in the order in which they are granted. If the terms of this option cause the $100,000 annual limitation under
Section 422(d) of the Code to be exceeded, a pro rata portion of each exercise shall be treated as the exercise of a Non-Qualified Stock Option.

      2.3 SHAREHOLDER APPROVAL. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company's shareholders.

                 SECTION 3: NO TRANSFER OR ASSIGNMENT OF OPTION

      Except as provided herein, an Optionee may not assign, sell or transfer the option, in whole or in part, other than by will or by operation of the laws of descent and distribution. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows: (i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). For purposes of this Section 3, "immediate family" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. A transfer permitted under this Section 3 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

                         SECTION 4: EXERCISE PROCEDURES

      4.1 NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise this option by delivering a written notice in the form of Exhibit A attached hereto ("NOTICE OF EXERCISE") to the Company in the manner specified pursuant to Section 10.4 hereof. Such Notice of Exercise shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, which must comply with Section 5. The Notice of Exercise shall be signed by the person who is entitled to exercise this option. In the event that this option is to be exercised by the Optionee's representative, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise this option.

      4.2 ISSUANCE OF SHARES. After receiving a proper Notice of Exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such


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person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising this option.

      4.3 WITHHOLDING TAXES. In the event that the Company determines that the Company, Parent or a Subsidiary is required to withhold any tax as a result of the exercise of this option, the Optionee, as a condition to the exercise of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising this option.

                          SECTION 5: PAYMENT FOR STOCK

      5.1 GENERAL RULE. The entire Exercise Price of Shares issued under the Plan shall be payable in full by cash or check for an amount equal to the aggregate Exercise Price for the number of shares being purchased. Alternatively, in the sole discretion of the Plan Administrator and upon such terms as the Plan Administrator shall approve, the Exercise Price may be paid by:

            5.1.1 CASHLESS EXERCISE. A copy of instructions to a broker directing such broker to sell the Shares for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option ("CASHLESS EXERCISE");

            5.1.2 STOCK-FOR-STOCK EXERCISE. Paying all or a portion of the Exercise Price for the number of Shares being purchased by tendering Stock owned by the Optionee for at least six months, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion) thereof multiplied by the number of Shares with respect to which this option is being exercised (the "PURCHASE PRICE") aggregate Purchase Price of the shares with respect to which this option or portion hereof is exercised; or

            5.1.3 ATTESTATION EXERCISE. By a stock for stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee for at least six months that have a Fair Market Value on the date of Attestation equal to the Exercise Price or Purchase Price (or portion thereof) and receives a number of shares of Stock equal to the difference between the number of shares thereby exercised or purchased and the number identified attestation shares of Stock.

      5.2 WITHHOLDING PAYMENT. The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company, Parent or a Subsidiary as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise; (ii) tendering Stock owned by the Participant, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the withholding due for the number of shares being exercised; (iii) means of attestation whereby the Participant identifies for delivery specific shares of Stock already owned by Participant that have a Fair Market Value on the date of attestation equal to the withholding due for the number of shares being exercised (iv) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or


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
payment to the Optionee ("STOCK WITHHOLDING"); or (v) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

      5.3 PROMISSORY NOTE. The Plan Administrator, in its sole discretion, upon such terms as the Plan Administrator shall approve, may permit all or a portion of the Exercise Price of Shares issued under the Plan to be paid with a full-recourse promissory note. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. Subject to the foregoing, the Plan Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

      5.4 EXERCISE/PLEDGE. In the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Plan Administrator) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

                         SECTION 6: TERM AND EXPIRATION

      6.1 BASIC TERM. Unless otherwise provided by the Plan Administrator within thirty (30) days after Optionee's Service terminates, this option shall expire and shall not be exercisable after the expiration of the earliest of (i) the Expiration Date specified in the Notice of Stock Option Grant, (ii) thirty (30) days after the date the Optionee's Service with the Company, Parent and Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (iii) one year after the date the Optionee's Service with the Company, Parent and Subsidiaries terminates if such termination is a result of death or Disability, and (iv) if the Optionee's Service with the Company, Parent and Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination. The Plan Administrator shall have the sole discretion to determine when this option is to expire. For any purpose under this Agreement, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave to the extent required by applicable law. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

      6.2 EXERCISE AFTER DEATH. All or part of this option may be exercised at any time before its expiration under Section 6.1 above by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable and with respect to any Share that is subject to the Right of Repurchase (as such term is defined below) (the "RESTRICTED STOCK").

      6.3 NOTICE CONCERNING ISO TREATMENT. If this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent it is exercised (i) more than three months after the date the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code), (ii) more than 12 months after the date the Optionee ceases to be an Employee by reason of such permanent and total disability or (iii) after the Optionee has been on a leave of absence for more than 90 days, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

                         SECTION 7: RIGHT OF REPURCHASE

      7.1 STOCK REPURCHASE RIGHT. Unless they have become vested in accordance with the Notice of Stock Option Grant, the stock acquired under this Agreement initially shall be Restricted Stock and shall be subject to a right (but not an obligation) of repurchase by the Company, which shall be exercisable at a price equal to the Exercise Price paid for the Restricted Stock (the "Right of Repurchase").

      7.2 CONDITION PRECEDENT TO EXERCISE. The Right of Repurchase shall be exercisable over Restricted Stock only during the 90-day period next following the later of:

            7.2.1 The date when the Optionee's Service terminates for any reason, with or without Cause, including (without limitation) death or disability; or

            7.2.2 The date when this option was exercised by the Optionee, the executors or administrators of the Optionee's estate or any person who has acquired this option directly from the Optionee by bequest, inheritance or beneficiary designation;

      7.3 LAPSE OF RIGHT OF REPURCHASE. The Right of Repurchase shall lapse with respect to the Shares subject to this option in accordance with the vesting schedule set forth in the Notice of Stock Option Grant. In addition, in the event (i) there is a Change in Control before the Optionee's Service terminates and (ii) the Restricted Stock is cancelled without substitution of successor stock or payment of any consideration, the Right of Repurchase shall lapse and all of the remaining Restricted Stock shall become vested.

      7.4 EXERCISE OF RIGHT OF REPURCHASE. The Company shall exercise the Right of Repurchase by written notice delivered to the Optionee prior to the expiration of the 90-day period specified in Section 7.3 above. The notice shall set forth the date on which the repurchase is to be effected, which must occur within 31 days of the notice. The certificate(s) representing the Restricted Stock to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Optionee the Purchase Price determined according to this Section 7. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Stock. The Right of Repurchase shall terminate with respect to any Restricted Stock for which it has not been timely exercised pursuant to this
Section 7.

      7.5 RIGHTS OF REPURCHASE ADJUSTMENTS. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then (i) any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) distributed with respect to any Restricted Stock (or into which such Restricted Stock thereby become convertible) shall immediately be subject to the Right of Repurchase; and (ii) appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Stock and to the price per share to be paid upon the exercise of the Right of Repurchase; provided, however, that the aggregate Purchase Price payable for the Restricted Stock shall remain the same.

      7.6 TERMINATION OF RIGHTS AS SHAREHOLDER. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Stock to be repurchased in accordance with this
Section 7, then after such time the person from whom such Restricted Stock is to be repurchased shall no longer have any rights as a holder of such Restricted Stock (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Stock shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

      7.7 ESCROW. Upon issuance, the certificates for Restricted Stock shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Section 7.6 above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Shares are at the time Restricted Stock. All regular cash dividends on Restricted Stock (or other securities at the time held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Stock, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Optionee upon the Optionee's request to the extent the Shares are no longer Restricted Stock (but not more frequently than once every six months). In any event, all Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the Optionee's cessation of Service.

                     SECTION 8: LEGALITY OF INITIAL ISSUANCE

      No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

      8.1 It and the Optionee have taken any actions required to register the Shares under the Securities Act of 1933, as amended (the "SECURITIES ACT") or to perfect an exemption from the registration requirements thereof;

      8.2 Any applicable listing requirement of any stock exchange on which Stock is listed has been satisfied; and

      8.3 Any other applicable provision of state or federal law has been satisfied.

                        SECTION 9: NO REGISTRATION RIGHTS

      The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

                      SECTION 10: RESTRICTIONS ON TRANSFER

      10.1 SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

      10.2 MARKET STAND-OFF. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitaliztion, combination, reclassification, dissolution or liquidation of the Company, any corporate separation of division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.

      10.3 LEGENDS. All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

        "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

      10.4 REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement no longer is required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

      10.5 ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 9 shall be conclusive and binding on the Optionee and all other persons.

                      SECTION 11: MISCELLANEOUS PROVISIONS

      11.1 RIGHTS AS A SHAREHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a shareholder with respect to any Shares subject to this option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to Section 4 and Section 5 hereof.

      11.2 ADJUSTMENTS. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger of similar transaction, then, then (i) the number and/or class of shares subject to this option and (ii) the Exercise Price of this option, in effect prior to such change, shall be proportionately adjusted to reflect any increase or decrease in the number of issued shares of Stock; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

      11.3 LIQUIDATION, DISSOLUTION, MERGER OR CONSOLIDATION. In the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; or a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of this option by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and this option by the Surviving Entity or its parent;
(iii) the substitution by the Surviving Entity or its parent of an option with substantially the same terms for this option; or (iv) the cancellation of this option without payment of any consideration, provided that if this option would be canceled in accordance with the foregoing, Optionee shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Optionee with a notice of cancellation, to exercise this option in whole or in part without regard to any installment exercise provisions in this Agreement.

      11.4 NO RETENTION RIGHTS. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

      11.5 NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed the Optionee at the address set forth in the records of the Company. Notice shall be addressed to the Company at:

                           Vineyard National BANCORP
                            9590 Foothill Boulevard
                                  P.O. Box 727
                           Rancho Cucamonga, CA 91730

      11.6 ENTIRE AGREEMENT. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

      11.7 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS, AS CALIFORNIA LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

                                    EXHIBIT A

                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)

                            Vineyard National Bancorp
                      9590 Foothill Boulevard P.0. Box 727
                           Rancho Cucamonga, CA 91730

      The undersigned, the holder of the enclosed Stock Option Agreement, hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder ----- * shares of Common Stock of Vineyard National Bancorp (the "COMPANY"), and herewith encloses payment of $----- and/or----- shares of the Company's common stock in full payment of the purchase price of such shares being purchased.

Dated:

YOUR STOCK MAY BE SUBJECT TO RESTRICTIONS AND FORFEITABLE UNDER THE NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT


                              --------------------------------------------------
                              (Signature must conform in all respects to name of
                                  holder as specified on the face of the Option)


                              --------------------------------------------------
                              (Please Print Name)


                              --------------------------------------------------
                              (Address)


      * Insert here the number of shares called for on the face of the Option, or, in the case of a partial exercise, the number of shares being exercised, in either case without making any adjustment for additional Common Stock of the Company, other securities or property that, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

                    FORM OF WRITTEN CONSENT FOR OPTION GRANTS

                RESOLUTIONS ADOPTED BY UNANIMOUS WRITTEN CONSENT
                           OF THE ADMINISTRATOR OF THE
        AMENDED AND RESTATED 1997 INCENTIVE STOCK OPTION PLAN OF VINEYARD
                                NATIONAL BANCORP

                   As of --------------------, ------------.

      The undersigned, constituting all of the members of the administrative Committee (the "COMMITTEE") of the Amended and Restated 1997 Incentive Stock Option Plan of Vineyard National Bancorp (the "PLAN"), hereby take the following actions, adopt the following resolutions, and transact the following business, by written consent without a meeting, as of the date above written, pursuant to Section 3.5 of the Plan.

      WHEREAS, Vineyard National Bancorp (the "COMPANY") previously adopted the Plan and has delegated the responsibility to administer the Plan to the Committee;

      WHEREAS, ---------------- shares of Common Stock of the Company were originally reserved for issuance under the Plan;

      WHEREAS; as of the date hereof,---------------- shares remain available for issuance under the Plan; and

      WHEREAS, the Committee has determined that it is in the best interests of this Company and its shareholders to provide, under the Plan, equity incentives to those individuals identified below.

      NOW, THEREFORE, BE IT RESOLVED, that the persons listed on the Exhibit A, which exhibit was reviewed by the Committee and shall be included with this Consent, are hereby granted, as of the date hereof, an option (the "OPTION") to purchase the number of shares with the vesting schedule and exercise price as set forth in Exhibit A;

      RESOLVED FURTHER, that each of the Options shall be either a Non-Qualified Stock Option or an IS0 (as such terms are defined in the Plan) as specified in Exhibit A;

      RESOLVED FURTHER, that the Options shall be evidenced by stock option agreements and be subject to the restrictions (including transfer and/or repurchase rights), if any, set forth in such stock option agreements;

      RESOLVED FURTHER, that there is hereby reserved and set aside under the Plan the number of shares adequate to cover the shares underlying the Options granted herein; and

      RESOLVED FURTHER, that the Committee and/or the officers of this Company, and each of them, be, and they hereby are, authorized, directed and empowered for and on behalf of the Company to do or cause to be done all such acts and things and to sign, deliver and/or file all such documents and notices as any of such officers may deem necessary or advisable in order to carry out and perform the foregoing resolutions and the intention thereof.

      The Secretary or the Assistant Secretary, if any, of the Corporation is directed to file the original executed copy of this Consent with the minutes of proceedings of the Committee.

      IN WITNESS WHEREOF, each of the undersigned has executed this consent as of the date first written above.

COMMITTEE MEMBERS:

-----------------------------------           ---------------------------------

-----------------------------------           ---------------------------------

-----------------------------------           ---------------------------------

-----------------------------------           ---------------------------------

-----------------------------------           ---------------------------------

                                    EXHIBIT A

                         STOCK OPTION GRANT INFORMATION

NAME              No.        ISO or    EXERCISE       VESTING SCHEDULE
                SHARES       NQSO       PRICE*











      * In the case of an ISO, the per share exercise price must be at least 100% of the Fair Market Value (as such term is defined in the Plan) of the underlying share as of the Date of Grant. In the case of an IS0 granted to a Ten Percent Shareholder (as such term is defined in the Plan), the exercise price per share must be at least 110% of the Fair Market Value of the underlying share as of the Date of Grant.

                        GUIDELINES FOR ADMINISTERING THE
       AMENDED AND RESTATED 1997 INCENTIVE STOCK OPTION PLAN OF VINEYARD
                                NATIONAL BANCORP

                                   GUIDELINES

      The purpose of these Guidelines is to suggest procedures for administering the Amended and Restated 1997 Incentive Stock Option Plan of Vineyard National Bancorp (the "PLAN"). If you have any questions about the Plan or the Guidelines please feel free to telephone Akin, Gump, Strauss, Hauer & Feld, LLP.

      Under the Plan, the Board of Directors, or a duly authorized Committee of the Board of Directors (the "ADMINISTRATOR"), is authorized to grant incentive stock options or non-qualified stock options for cash, notes or shares of the Company's Common Stock. An aggregate of 526,452 shares of the Company's Stock may be sold under the Plan.

                         SECTION 1: CHOICE OF INCENTIVE

             The choice of which type of equity incentive to use -- incentive stock options or non-qualified stock options -- will be based upon an analysis of several factors including: (a) tax liability to the participant; (b) tax consequences to the Company; (c) financial risks to the participant; and (d) special restrictions applicable to incentive stock options. These considerations are summarized below:

      1.1    Federal Income Tax Consequences to the Participant.

      1.1.1 Incentive Stock Options. The following are the principal Federal income tax consequences to participants in connection with options that are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "CODE").

             1.1.1.1 Grant of an Option. A participant will not be required to recognize income for federal income tax purposes as a result of the grant to him or her of an incentive stock option under the Plan. Only employees (including officers) are eligible to receive incentive stock options.

             1.1.1.2 Exercise of an Option. Except in certain circumstances in which the exercise price is paid with previously acquired shares of the Company's Stock, a participant will not be required to recognize income for federal income tax purposes as a result of the purchase of shares upon exercise of an incentive stock option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price for the shares will constitute an item of adjustment for purposes of calculating the alternative minimum tax of the participant (unless the shares are disposed of in a "Disqualifying Disposition," as defined below under the caption "Disposition of Shares Acquired").

      If the participant pays the exercise price, in full or in part, by transferring to the Company previously acquired shares of the Company's Stock, the transfer will not affect the tax treatment of the exercise. However, if the participant pays the exercise price using shares of the Company's Stock acquired by the participant upon exercise of an incentive stock option, the exchange will be considered a disposition of the previously acquired shares for the purpose of determining whether a Disqualifying Disposition has occurred (see below).

            1.1.1.3 Disposition of Shares Acquired. Upon disposition of shares acquired by the participant through an exercise of an incentive stock option, long-term capital gain or loss is recognized in an amount equal to the difference between the sale price and the exercise price, provided the disposition (whether through the sale of shares on the open market, by transfer to the Company as payment for shares issued upon exercise of the option, or otherwise) has not occurred (i) within two years from the date of grant or (ii) within one year from the date of exercise. If the participant disposes of the acquired shares without complying with both holding period requirements (a "DISQUALIFYING DISPOSITION"), the participant recognizes ordinary income at the time of the disposition in an amount equal to the lesser of the amount of gain realized or the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss depending upon whether the shares were held for more than one year. A Disqualifying Disposition will also result if, within one year after acquiring shares through exercise of an incentive stock option, a participant transfers those shares to the Company to exercise an incentive stock option or a Non-Qualified Stock option under the Plan.

      1.1.2 Non-Qualified Stock Options. The following are the Federal income tax consequences to participants in connection with options that are not intended to be incentive stock options within the meaning of Section 422 of the Code.

            1.1.2.1 Grant of a Non-Qualified Stock Option. A participant will not be required to recognize income for federal income tax purposes as a result of the grant to the participant of a Non-Qualified Stock Option, assuming (as is usually the case in a plan of this type) that the option does not have a readily ascertainable fair market value at the time it is granted.

            1.1.2.2 Exercise of a Non-Qualified Stock Option. A participant will be required to include in gross income in the year of exercise an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price, unless the stock received is not transferable and is subject to a substantial risk of forfeiture (stock received by a participant while it is subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 is deemed to be not transferable and subject to a substantial risk of forfeiture). In such a case, the participant will recognize taxable income when the shares are transferable or the risk of forfeiture lapses, in an amount equal to the difference between the fair market value of the stock as of such date and the exercise price.

      1.1.3 Disposition of Shares Acquired. A participant will recognize taxable gain or loss on the sale of shares acquired upon exercise of a Non-Qualified Stock Option in an amount equal to the difference between the selling price and the tax basis of the shares in the hands of the participant. The tax basis of the shares of the participant equals the exercise price plus any amount included in the participant's taxable income as a result of the exercise of the option. The gain or loss will generally be capital gain or loss, long term if the shares were held by the participant for more than one year.

      1.2   TAX CONSEQUENCES TO THE COMPANY, PARENT OR SUBSIDIARY.

            1.2.1 Incentive Stock Options. With respect to sales of shares received by a participant as a result of exercising incentive stock options, if the participant makes a Disqualifying Disposition, the Company, Parent or Subsidiary for whom the participant provides services will generally be entitled to a deduction equal to the amount includable in the participant's ordinary income. Although the Company, Parent or Subsidiary is entitled to a deduction for payment of compensation upon a participant's "disqualifying disposition," there is authority indicating the amount in question is not "wages" that will require any withholding for federal income taxes.

            1.2.2 Non-Qualified Stock Options. With respect to non-qualified stock options, the Company, Parent or Subsidiary for whom the participant provides services will be entitled to a deduction at the time of exercise equal to the difference between the fair market value of the stock on the date of exercise and the exercise price. However, if the stock received upon exercise is not transferable and is subject to a substantial risk of forfeiture, and if the participant does not make a timely election under Section 83(b) of the Code, then the Company, Parent or Subsidiary will be entitled to a deduction at the time the shares are transferable or the risk of forfeiture lapses, in an amount equal to the difference between the fair market value of the stock as of such date and the exercise price. Generally, the Company, Parent or Subsidiary realizes no other tax benefits with respect to sales of its shares under the Plan.

      1.3 FINANCIAL RISKS TO THE PARTICIPANT. One of the advantages of stock options is that, because the participant is not required to make any capital outlay until exercise of the options, and because in almost all cases a participant would not exercise an option unless the value of the stock exceeded the option price at the date of exercise, option grants represent little, if any, financial risk to participants. On the other hand, once the option is exercised, the participant is at financial risk with respect to shares issued thereby. If the Company's fortunes deteriorate, the purchased Stock may be worth significantly less than the price the participant paid for it.

      1.4 SPECIAL RESTRICTIONS APPLICABLE TO INCENTIVE STOCK OPTIONS. Incentive stock options &e subject to limitations not applicable to Non-Qualified Stock Options or purchased shares subject to restrictions. For example, a participant may not be granted incentive stock options which can be exercised in any one calendar year to purchase Stock valued in excess of $100,000 on the grant date.

      The actual decision as to which of the equity incentives available under the Plan should be used will depend upon the individual circumstances of the Company and the participant.

                         SECTION 2: OPTION INSTRUCTIONS

      2.1 DOCUMENTS. The following documents are provided for use in connection with stock options:

            2.1.1 A copy of the Plan.

            2.1.2 Form of Notice of Stock Option Grant and Stock Option Agreement (with exhibit Notice of Exercise) and Form of Resolution for Option Grants for use under the Plan.

      2.2 GRANTS OF OPTIONS. Participants should not be promised that they will be granted options. Only the Administrator has the power to grant options. When the Administrator grants an option under the Plan, the following procedures should be followed:

            2.2.1 Determine whether the option to be granted is to be an incentive stock option ("ISO") or non-qualified stock option ("NQSO") and the Notice of Stock Option Grant in the following manner:

                  2.2.1.1 Name. Fill in the name of the Optionee.

                  2.2.1.2 Number of Shares. Fill in the Number of Shares specified by the Administrator.

                  2.2.1.3 Type of Option. Fill in the type of Option as either an ISO or NQSO.

                  2.2.1.4 Exercise Price Per Share. Fill in the Option Exercise Price per share. The Option Exercises Price of an ISO is the fair market value of the Stock on the date the option was granted, as determined in good faith by the Administrator. If the Optionee owns more than 10% of company's voting stock, then minimum exercise price of an ISO is 110% of the fair market.

                  2.2.1.5 Date of Grant. Fill in the effective date of the Option grant.

                  2.2.1.6 Vesting Commencement Date and Vesting Schedule. For the Vesting Commencement Date and the Exercise Schedule, note that an option becomes exercisable in installments, commencing one year after the date the option was granted, unless the Administrator decides otherwise. (Samples of an Exercise Schedule are discussed in Section 2.5).

                  2.2.1.7 Expiration Date. Fill in the Option Expiration Date. The Option Expiration Date is ten years from the date the option was granted, unless the Administrator designates a shorter duration. If the Option is an ISO granted to an Optionee who owns more than 10% of the Company's voting stock, the Expiration Date may not be longer than five years from the date the option was granted.

            2.2.2 The Form of the Resolution should be copied, completed and adopted by the Administrator and placed in the corporate minute book to reflect the grant of options under the Plan.

            2.2.3 Have the completed Notice of Stock Option Grant signed by an appropriate corporate officer; then deliver the executed Notice of Stock Option Grant along with the Stock Option Agreement to the Optionee for his or her signature. Be sure to tell the Optionee NOT TO SIGN the Notice of Exercise (attached to the Stock Option Agreement as Exhibit A) at that time; it is to be signed only when all or a part of the option is exercised. See "Exercise of Options," below.

            2.2.4 Give the signed Notice of Stock Option Grant with the Stock Option Agreement to the Optionee and place a copy of each, marked "Copy" in a separately maintained file for stock option grants.

      2.3 RECORDS. We suggest that you maintain in one place (either in a book or in a file) a stock option ledger (the "LEDGER") of all options granted under the Plan. The Ledger should set forth for each participant the name of the Optionee, the date the option was granted, the number of shares covered by the option, the option exercise price and the option termination date. If the Optionee's employment with the Company terminates, you should note that fact and the termination date next to the Optionee's name on the Ledger.

      Further, you should maintain in a separate file for stock options a copy of each signed Notice of Stock Option Grant, along with the relevant Stock Option Agreement.

      Finally, the Company should ensure that the name of each Optionee is placed on the Company's shareholder mailing list so that the participant will receive the Company's Annual Report to Shareholders, proxy statement, quarterly reports to shareholders (if any), and any other documents delivered to the Company's shareholders generally.

      2.4 EXERCISE OF OPTIONS. To exercise all or part of an option under the Plan, the Optionee must complete and sign a Notice of Exercise and deliver it to the Company, along with payment of the exercise price, either in cash, by check, or in shares of stock, for the shares of Stock being purchased. If at the time of exercise the Company is not public, the Optionee must also furnish you with an appropriate "investment letter." We will, at your request, prepare such an investment letter, and advise you of the legends to be placed upon the stock certificates. When you have received the Notice of Exercise and the payment, you should then complete a stock certificate appropriately legended and deliver it to the Optionee or with respect to Restricted Stock, deposit the stock certificate in escrow with the Company.

      The exercise of a NQSO is a taxable event, which will necessitate withholding of income taxes. You should contact us at the time of exercise of an option for further advice as to how to effect withholding.

      2.5 TERMINATION OF EMPLOYMENT. Shares of Stock subject to options under the Plan may become exercisable immediately (subject to a vesting schedule and a right of repurchase) or may become exercisable in installments. If the Option is immediately exercisable the Notice of Stock Option Grant will state: "This option may be exercised, in whole or in part, for 100% of the Shares subject to this option at any time after the Date of Grant." If the Option is immediately exercisable, the stock acquired upon exercise may be subject to a vesting schedule. Upon termination of Service, the unvested shares will be subject to the Company's right to repurchase at the exercise price. If the Option becomes exercisable in installments and an Optionee's employment with the Company, Parent and Subsidiaries terminates for any reason other than permanent disability or death, the number of installments exercisable is fixed on the
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termination date, but the participant will be able to exercise the installments that were exercisable on the termination date until 30 days after the termination date.

            2.5.1 For example, assume that on January 1, 2002, the Company granted to Participant X an option to purchase 4,000 shares of Stock under the Plan. Assume further that the Notice of Stock Option Grant states: "This option may be exercised, in whole or in part, for the first 25% of the Shares subject to this option when the Optionee completes 12 months of continuous Service after the Vesting Commencement Date. The option may be exercised, in whole or in part, with respect to an additional 25% of the Shares subject to this option when the Optionee completes each year of continuous Service thereafter." Thus, the option becomes exercisable in four equal annual installments of 1,000 shares, on January 1, 2003, 2004, 2005, and 2006. Although the example below is for vesting in equal annual installments, you may wish to consider vesting in monthly installments commencing at the beginning of the second year of the vesting schedule.

            2.5.2 If Participant X's employment with the Company terminates on July 1, 2002, Participant X would not be able to exercise any portion of his option, because no installments would be exercisable on the termination date. On that date, the option would terminate and expire.

            2.5.3 If Participant X's termination date is instead July 1, 2003, then Participant X could exercise a portion of his option to purchase up to 1,000 shares until July 31, 2003, which is 30 days after the termination date. After July 31, 2003, the option would terminate and expire.

      If an Optionee's employment is terminated because of permanent disability, then unless the option agreement otherwise provides, the option period is extended from thirty days to one year. If an Optionee's employment is terminated because of death, then unless the option agreement otherwise provides, the option may be exercised, to the extent exercisable, by the Optionee's executors, administrators or heirs. In the above example, if Participant X were to become permanently disabled on July 1,2003, Participant X could exercise up to 1,000 shares until June 30, 2003, after which date the option would terminate and expire.

      2.6 STOCKHOLDER LEDGER AND DISCLOSURE. Finally, the Company should ensure that the name of each Optionee who purchases shares pursuant to the exercise of an Option granted under the Plan is placed on the Company's shareholder mailing list so that the Purchaser will receive the Company's Annual Report to Shareholders, proxy statement, quarterly reports to shareholders (if any) and any other documents delivered to the Company's shareholders generally. Optionees should also receive copies of annual reports and financial statements.